FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT


        This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 31, 1996 is by and among UFP TECHNOLOGIES, INC. ("UFP"), a Delaware corporation having its principal place of business at 172 East Main Street, Georgetown, Massachusetts 01833, MOULDED FIBRE TECHNOLOGY, INC. ("MFT"), a Maine corporation having its principal place of business at 301 U.S. Route One, Scarborough, Maine 04074 (UFP and MFT are collectively referred to herein as the "Borrowers" and individually as a "Borrower") and BAYBANK, a Massachusetts trust company with its head office at 7 New England Executive Park, Burlington, Massachusetts 01803 (the "Bank").

        WHEREAS, the Borrowers and the Bank are parties to that certain Credit Agreement dated as of June 30, 1995 (as herein amended, the "Credit Agreement"); and

        WHEREAS, the Borrowers and the Bank have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein;

        NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank hereby agree to amend the Credit Agreement as follows;

        1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.


        2.     Amendment to S1 of the Credit Agreement.

        The following definitions in S1 of the Credit Agreement are hereby deleted and the following substituted in place thereof:

               "Equipment Commitment: The obligation of the Bank to make Loans pursuant to S3.1 to the Borrowers up to an aggregate outstanding principal amount not to exceed $2,000,000, as such amount may be reduced from time to time or terminated hereunder."
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               "Maturity Date: June 30, 1997 or such earlier date on which any of the Loans may become due and payable."

               "Working Capital Commitment: The obligation of the Bank to make Loans pursuant to S2.1 to the Borrowers up to an aggregate outstanding principal amount not to exceed $4,500,000, as such amount may be reduced from time to time or terminated hereunder."


        3. Amendment to S2.2(b) of the Credit Agreement. Section 2.2(b) is hereby amended by replacing the principal amount of "$3,500,000" with the principal amount of "$4,500,000".


        4. Amendment to S3.2(b) of the Credit Agreement. Section 3.2(b) is hereby amended by replacing the principal amount of "$1,000,000" with the principal amount of "$2,000,000".


        5. Amendment to S9.30(b) of the Credit Agreement. Section 9.30(b) is hereby deleted in its entirety and the following substituted in place thereof:

        "(b) permit Tangible Net Worth to be less than $7,500,000 at any time;"


        6. This Amendment shall become effective upon the satisfaction of each of the following conditions:

        (a) This Amendment shall have been executed and delivered by the respective parties hereto;

        (b) The Borrowers shall have executed and delivered to the Bank two Amended and Restated Notes reflecting the amended principal amounts;

        (c) Each of the Borrowers shall have delivered to the Bank certified copies of corporate resolutions satisfactory to the Bank authorizing this Amendment, the Amended and Restated Notes, and all related documents;

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        (d)    Each of the Borrowers shall have delivered to the Bank copies, certified by a duly authorized officer of each Borrower to be true and complete on the date hereof, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date;

        (e) Each of the Borrowers shall have delivered to the Bank an incumbency certificate, dated as of the date hereof, signed by a duly authorized officer of the Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of such Borrower each of the documents to which such Borrower is or is to become a party; and (ii) to give notices and to take other action on its behalf under the documents to which it is a party; and

        (f) The Bank shall have received from the Borrowers an amendment fee of $5,000.


        7. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement, shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

        8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

        9. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be held by the Bank.


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        IN WITNESS WHEREOF, the parties have executed this Amendment under seal this 31st day of May, 1996.

                             UFP TECHNOLOGIES, INC.



                                    By: /s/ Paul J. Greenler
                                    Name:   Paul J. Greenler
                                    Title:  Vice President and Chief
                                            Financial Officer



                                    MOULDED FIBRE TECHNOLOGY, INC.



                                    By: /s/ Paul J. Greenler
                                    Name:   Paul J. Greenler
                                    Title:  Vice President and Chief
                                            Financial Officer



                                    BAYBANK



                                    By: /s/ Randall Kutch
                                    Name:   Randall Kutch
                                    Title:  Vice President


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